                                                                    EXHIBIT 7.03


 ______________________________________________________________________________
 ______________________________________________________________________________



                           MERRILL LYNCH & CO., INC.

                            (a Delaware corporation)



                             UNDERWRITING AGREEMENT
                             ----------------------



                              Dated:  May 22, 1996


 ______________________________________________________________________________
 ______________________________________________________________________________

                               TABLE OF CONTENTS

SECTION 1. Representations and Warranties..................................   4
           -----------------------------
  Representations and Warranties by the Company............................   4
            Compliance with Registration Requirements......................   4
            Incorporated Documents.........................................   5
            Independent Accountants........................................   6
            Financial Statements...........................................   6
            No Material Adverse Change in Business.........................   6
            Good Standing of the Company...................................   6
            Good Standing of Subsidiaries..................................   6
            Authorization of Agreement.....................................   7
            Authorization of the Indenture.................................   7
            Authorization of the Securities................................   7
            Authorization of the STRYPES Agreement.........................   8
            Description of Securities, Indenture and STRYPES Agreement.....   8
            Absence of Defaults and Conflicts..............................   8
            Absence of Labor Dispute.......................................   9
            Absence of Proceedings.........................................   9
            Exhibits.......................................................   9
            Possession of Intellectual Property............................   9
            Absence of Further Requirements................................  10
            Possession of Licenses and Permits.............................  10
            Title to Property..............................................  10
            Compliance with Cuba Act.......................................  11
     Representations and Warranties by CEI.................................  11
            Good Standing of CEI...........................................  11
            Delivery of Cox Common Stock...................................  11
            Authorization of Agreement.....................................  11
            Authorization of the STRYPES Agreement.........................  11
            Absence of Defaults and Conflicts..............................  12
            Absence of Further Requirements................................  12
            Cox Registration Statement and Prospectus......................  12
     Officer's Certificates................................................  13

SECTION 2.  Sale and Delivery to Underwriter; Closing......................  13
            -----------------------------------------
     Initial Securities....................................................  13
     Option Securities.....................................................  13
     Payment...............................................................  13
     Denominations; Registration...........................................  14

SECTION 3   Covenants......................................................  14
            ---------
     Covenants of the Company..............................................  14
            Compliance with Securities Regulations and Commission Requests.  14

        Filing of Amendments...............................................  14
        Delivery of ML&Co. Registration Statements.........................  15
        Delivery of ML&Co. Prospectuses....................................  15
        Continued Compliance with Securities Laws..........................  15
        Blue Sky Qualifications............................................  16
        Rule 158...........................................................  16
        Use of Proceeds....................................................  16
        Listing............................................................  16
        Reporting Requirements.............................................  16
   Covenants of CEI........................................................  16
        Restriction on Sale of Securities..................................  16
        Purpose Statement..................................................  17

SECTION 4. Payment of Expenses.............................................  17
           -------------------
   Expenses Payable by the Company.........................................  17
   Expenses Payable by CEI.................................................  17
   Termination of Agreement................................................  17

SECTION 5. Conditions......................................................  18
           ----------
   Conditions of Underwriter's Obligations.................................  18
        Effectiveness of ML&Co. Registration Statement.....................  18
        Effectiveness of Cox Registration Statement........................  18
        Opinion of Counsel for the Company.................................  18
        Opinion of Counsel for Cox and CEI.................................  18
        Company Officers' Certificate......................................  18
        Cox Officers' Certificate..........................................  19
        CEI Officer's Certificate..........................................  19
        Company Accountant's Comfort Letter................................  19
        Cox Accountant's Comfort Letters...................................  20
        Company Bring-down Comfort Letter..................................  20
        Cox Bring-down Comfort Letter......................................  20
        Maintenance of Rating..............................................  20
        Approval of Listing................................................  20
        No Objection.......................................................  20
        Lock-up Agreements.................................................  20
        Conditions to Purchase of Option Securities........................  20
        Additional Documents...............................................  21
   Conditions of the Company's Obligations.................................  22
        Effectiveness of Cox Registration Statement........................  22
        Opinion of Counsel for the Company.................................  22
        Opinion of Counsel for Cox and CEI.................................  22
        Cox Officers' Certificate..........................................  22
        CEI Officer's Certificate..........................................  22
        Cox Accountant's Comfort Letters...................................  22
        Cox Bring-down Comfort Letter......................................  23
        Conditions to Sale of Option Securities............................  23

   Termination of Agreement................................................  23

SECTION 6.  Indemnification................................................  24
            ---------------
   Indemnification of the Underwriter by the Company.......................  24
   Indemnification of the Underwriter and the Company by CEI...............  25
   Indemnification of the Company, Directors and Officers..................  26
   Actions against Parties; Notification...................................  26
   Settlement without Consent if Failure to Reimburse......................  27
   Conditions of Indemnification by CEI....................................  27

SECTION 7.  Contribution...................................................  27
            ------------

SECTION 8.  Representations, Warranties and Agreements to Survive Delivery.  30
            --------------------------------------------------------------

SECTION 9.  Termination of Agreement.......................................  30
            ------------------------
     Termination; General..................................................  30
     Liabilities...........................................................  30

SECTION 10. Notices........................................................  30
            ---------

SECTION 11. Parties........................................................  31
            -------

SECTION 12. GOVERNING LAW AND TIME.........................................  31
            ----------------------

SECTION 13. Effect of Headings.............................................  31
            ------------------

                           MERRILL LYNCH & CO., INC.
                            (a Delaware corporation)

                        ____% STRYPES/SM/ DUE ____, 1999

        Payable with Shares of Common Stock of Cox Communications, Inc.


                             UNDERWRITING AGREEMENT
                             ----------------------

                                                             _____________, 1996
Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith
Incorporated
North Tower
World Financial Center
New York, New York  10281-1209

Ladies and Gentlemen:

     Merrill Lynch & Co., Inc., a Delaware corporation (the "Company"), and Cox Enterprises, Inc., a ___________ corporation ("CEI"), confirm their respective agreements with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriter") with respect to the issue and sale by the Company and the purchase by the Underwriter of an aggregate of ____________ of the Company's Structured Yield Product Exchangeable for Stock/SM/, ____% STRYPES/SM/ Due ____, 1999 (each, a "STRYPES") and with respect to the grant by the Company to the Underwriter of the option described in Section 2(b) hereof to purchase all or any part of ______ additional STRYPES to cover over-allotments, if any. The aforesaid ______ STRYPES (the "Initial Securities") to be purchased by the Underwriter and all or any part of the ______ STRYPES subject to the option described in Section 2(b) hereof (the "Option Securities") are hereinafter called, collectively, the "Securities." The Securities are to be issued pursuant to an indenture, dated as of April 1, 1983 and restated as of April 1, 1987, as amended and supplemented as of __________, 1996 (the "Indenture"), between the Company and [Chemical Bank (successor by merger to Manufacturers Hanover Trust Company)], as trustee (the "Trustee").

__________________________
/SM/  Service mark of Merrill Lynch & Co., Inc.

     The STRYPES will be payable at maturity or upon redemption by delivery of shares of Class A Common Stock, par value $1.00 per share (the "Cox Common Stock"), of Cox Communications, Inc., a Delaware corporation ("Cox"), subject to the Company's option to deliver at maturity, in lieu of shares of Cox Common Stock, cash with an equal value. The Company, Cox and the Underwriter are concurrently entering into an agreement dated the date hereof (the "Registration Agreement") relating to the registration of shares of Cox Common Stock deliverable by the Company pursuant to the STRYPES.

     The Company understands that the Underwriter proposes to make a public offering of the Securities as soon as the Underwriter deems advisable after this Agreement has been executed and delivered.

     The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 33-65135) for the registration of debt securities, including the Securities, and warrants under the Securities Act of 1933, as amended (the "1933 Act"), and the offering thereof from time to time in accordance with Rule 415 of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations"), and the Company has filed post-effective amendment no. 1 thereto, including a preliminary prospectus and preliminary prospectus supplement relating to the offering of the Securities. Promptly after execution and delivery of this Agreement, the Company will either (i) prepare and file a prospectus and prospectus supplement in accordance with the provisions of Rule 430A ("Rule 430A") of the 1933 Act Regulations and paragraph (b) of Rule 424 ("Rule 424(b)") of the 1933 Act Regulations or (ii) if the Company has elected to rely upon Rule 434 ("Rule 434") of the 1933 Act Regulations, prepare and file a term sheet (an "ML&Co. Term Sheet") in accordance with the provisions of Rule 434 and Rule 424(b). The information included in such prospectus and prospectus supplement or in such ML&Co. Term Sheet, as the case may be, that was omitted from such registration statement (as so amended) at the time it became effective but that is deemed to be part of such registration statement (as so amended) at the time it became effective (i) pursuant to paragraph (b) of Rule 430A is referred to as "Rule 430A Information" or (ii) pursuant to paragraph (d) of Rule 434 is referred to as "Rule 434 Information." Any prospectus and prospectus supplement relating to the offering of the Securities used before such registration statement (as so amended) became effective, and any prospectus and prospectus supplement relating to the offering of the Securities that omitted, as applicable, the Rule 430A Information or the Rule 434 Information, that was used after such effectiveness and prior to the execution and delivery of this Agreement, in each case excluding any Cox preliminary prospectus (as defined below) attached [as Appendix A] thereto, are herein called, collectively, an "ML&Co. preliminary prospectus." Such registration statement (as so amended), including the exhibits thereto, the schedules thereto, if any, and the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, at the time it became effective and including the Rule 430A Information and the Rule 434 Information, as applicable, is herein called the "ML&Co. Registration Statement." Any registration statement filed by the Company pursuant to Rule 462(b) of the 1933 Act Regulations is herein referred to as the "ML&Co. Rule 462(b) Registration Statement," and after such filing the term "ML&Co. Registration Statement" shall include the ML&Co. Rule 462(b) Registration Statement. The final prospectus and final prospectus supplement relating to the offering of the Securities, including the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, but excluding any Cox Prospectus (as defined below) attached [as Appendix A] thereto, in the form first furnished to the Underwriter for use in connection with the offering of the Securities are collectively referred to herein as the "ML&Co. Prospectus." If Rule 434 is relied on, the term "ML&Co. Prospectus" shall refer to the ML&Co. preliminary prospectus dated _______, 1996 together with the ML&Co. Term Sheet and all references in this Agreement to the date of the ML&Co. Prospectus shall mean the date of the ML&Co. Term Sheet. For purposes of this Agreement, all references to the ML&Co. Registration Statement, any ML&Co. preliminary prospectus, the ML&Co. Prospectus or any ML&Co. Term Sheet or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

     All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the ML&Co. Registration Statement, any ML&Co. preliminary prospectus or the ML&Co. Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the ML&Co. Registration Statement, any ML&Co. preliminary prospectus or the ML&Co. Prospectus, as the case may be, and shall be deemed to exclude all financial statements and schedules and other information which is included or incorporated by reference in any Cox preliminary prospectus or the Cox Prospectus which is attached [as Appendix A] to any ML&Co. preliminary prospectus or the ML&Co. Prospectus; and all references in this Agreement to amendments or supplements to the ML&Co. Registration Statement, any ML&Co. preliminary prospectus or the ML&Co. Prospectus shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934, as amended (the "1934 Act"), which is incorporated by reference in the ML&Co. Registration Statement, such ML&Co. preliminary prospectus or the ML&Co. Prospectus, as the case may be.

     Cox has filed with the Commission a registration statement on Form S-3 (No. 333-______) covering the registration of the shares of Cox Common Stock deliverable at maturity or upon redemption of the Securities under the 1933 Act, including the related preliminary prospectus or prospectuses. Each prospectus used before such registration statement became effective is herein called a "Cox preliminary prospectus." Such registration statement, including the exhibits thereto, the schedules thereto, if any, and the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, at the time it became effective, is herein called the "Cox Registration Statement."
Any registration statement filed by Cox pursuant to Rule 462(b) of the 1933 Act Regulations is herein referred to as the "Cox Rule 462(b) Registration Statement," and after such filing the term "Cox Registration Statement" shall include the Cox Rule 462(b) Registration Statement. The final prospectus, including the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, in the form first furnished to the Underwriter for use in connection with the offering of the Securities is herein called the "Cox Prospectus." For purposes of this Agreement, all references to the Cox Registration Statement, any Cox preliminary prospectus, the Cox Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to EDGAR.

     All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Cox Registration Statement, any Cox preliminary prospectus or the Cox Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the Cox Registration Statement, any Cox preliminary prospectus or the Cox Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Cox Registration Statement, any Cox preliminary prospectus or the Cox Prospectus shall be deemed to mean and include the filing of any document under the 1934 Act which is incorporated by reference in the Cox Registration Statement, such Cox preliminary prospectus or the Cox Prospectus, as the case may be.

     Prior to the closing under this Agreement, [the Company,] ________________, a wholly-owned subsidiary of the Company (the "ML&Co. Subsidiary"), and CEI will enter into a contract (the "STRYPES Agreement") pursuant to which CEI will be obligated to deliver to the ML&Co. Subsidiary, immediately prior to the maturity date or date of redemption of the Securities, a number of shares of Cox Common Stock equal to the number required by the Company to pay and discharge or redeem all of the Securities, subject to CEI's option, exercisable in its sole discretion, to satisfy its obligation under the STRYPES Agreement by delivering immediately prior to the maturity date a specified amount of cash in lieu of such shares.


     SECTION 1.  Representations and Warranties.
                 ------------------------------

     (a) Representations and Warranties by the Company. The Company represents and warrants to the Underwriter as of the date hereof, as of the Closing Time referred to in Section 2(c) hereof, and as of each Date of Delivery (if any) referred to in Section 2(b) hereof, and agrees with the Underwriter, as follows:

          (i)  Compliance with Registration Requirements.  The Company meets the
               -----------------------------------------
     requirements for use of Form S-3 under the 1933 Act. Each of the ML&Co. Registration Statement and any ML&Co. Rule 462(b) Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the ML&Co. Registration Statement or any ML&Co. Rule 462(b) Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

          At the respective times the ML&Co. Registration Statement, any ML&Co. Rule 462(b) Registration Statement and any post-effective amendments thereto became effective and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), the ML&Co. Registration Statement, the ML&Co. Rule 462(b) Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and the Trust Indenture Act of 1939, as amended (the "1939 Act"), and the rules and regulations of the Commission under the 1939 Act (the "1939 Act Regulations"), and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Neither the ML&Co. Prospectus nor any amendments or supplements thereto, at the time the ML&Co. Prospectus or any such amendment or supplement was issued and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If Rule 434 is used, the Company will comply with the requirements of Rule 434. The representations and warranties in this subsection shall not apply to (A) statements in or omissions from the ML&Co. Registration Statement or ML&Co. Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by the Underwriter expressly for use in the ML&Co. Registration Statement or ML&Co. Prospectus or (B) that part of the ML&Co. Registration Statement that constitutes the Statement of Eligibility on Form T-1 (the "Form T-1") under the 1939 Act of the Trustee.

          Each ML&Co. preliminary prospectus and the prospectus relating to the offering of the Securities filed as part of the ML&Co. Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied when so filed in all material respects with the 1933 Act Regulations and, if applicable, each ML&Co. preliminary prospectus and the ML&Co. Prospectus delivered to the Underwriter for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          (ii)  Incorporated Documents.  The documents incorporated or deemed to
                ----------------------
     be incorporated by reference in the ML&Co. Registration Statement and the ML&Co. Prospectus, when they became effective or at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations or the 1934 Act and the rules and regulations of the Commission thereunder (the "1934 Act Regulations"), as applicable, and, when read together with the other information in the ML&Co. Prospectus, at the time the ML&Co. Registration Statement became effective, at the time the ML&Co. Prospectus was issued and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          (iii)  Independent Accountants.  The accountants who certified the
                 -----------------------
     financial statements and supporting schedules included in the ML&Co. Registration Statement are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

          (iv)  Financial Statements.  The financial statements included in the
                --------------------
     ML&Co. Registration Statement and the ML&Co. Prospectus, together with the related schedules and notes, present fairly the financial position of the Company and its consolidated subsidiaries at the dates indicated and the statement of operations, stockholders' equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved. The supporting schedules, if any, included in the ML&Co. Registration Statement present fairly in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information included in the ML&Co. Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the ML&Co. Registration Statement.

          (v)  No Material Adverse Change in Business.  Since the respective
               --------------------------------------
     dates as of which information is given in the ML&Co. Registration Statement and the ML&Co. Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a "Material Adverse Effect"), (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise, and (C) except for regular quarterly dividends on its outstanding common stock and regular dividends on its outstanding preferred stock in amounts per share that are consistent with past practice, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

          (vi)  Good Standing of the Company.  The Company has been duly
                ----------------------------
     organized and is validly existing as a corporation in good standing under the laws of the State of Delaware and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the ML&Co. Prospectus and to enter into and perform its obligations under this Agreement, the Indenture [and the STRYPES Agreement]; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

          (vii)  Good Standing of Subsidiaries.  Each subsidiary of the Company
                 -----------------------------
     which is a "significant subsidiary" as defined in Rule 1-02 of Regulation S-X under the 1933 Act (each a "Subsidiary" and, collectively, the "Subsidiaries") has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the ML&Co. Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect; except as otherwise disclosed in the ML&Co. Registration Statement, all of the issued and outstanding capital stock of each such Subsidiary has been duly authorized and validly issued and is fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; and none of the outstanding shares of capital stock of any Subsidiary was issued in violation of the preemptive or similar rights of any securityholder of such Subsidiary. The only subsidiaries of the Company are (A) the subsidiaries listed in Exhibit 21 to the Annual Report on Form 10-K of the Company filed with the Commission under Section 13 of the 1934 Act for the fiscal year ended December 29, 1995 and (B) certain other subsidiaries which, considered in the aggregate as a single subsidiary, do not constitute a "significant subsidiary" as defined in Rule 1-02 of Regulation S-X under the 1933 Act.

          (viii)  Authorization of Agreement.  This Agreement has been duly
                  --------------------------
     authorized, executed and delivered by the Company.

          (ix)  Authorization of the Indenture.  The Indenture has been duly
                ------------------------------
     authorized by the Company, duly qualified under the 1939 Act and duly executed and delivered by the Company and (assuming the due authorization, execution and delivery by the Trustee) will constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

          (x)  Authorization of the Securities.  The Securities have been duly
               -------------------------------
     authorized by the Company for issuance and sale to the Underwriter pursuant to this Agreement and, at the Closing Time, will have been duly executed by the Company and, when authenticated by the Trustee in the manner provided for in the Indenture and delivered against payment of the purchase price therefor as provided in this Agreement, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and will be in the form contemplated by, and entitled to the benefits of, the Indenture.

          (xi)  Authorization of the STRYPES Agreement.  The STRYPES Agreement
                --------------------------------------
     has been duly authorized by [the Company and] the ML&Co. Subsidiary and, at the Closing Time, will have been duly executed and delivered by [the Company and] the ML&Co. Subsidiary and (assuming the due authorization, execution and delivery by CEI) will constitute a valid and binding agreement of [the Company and] the ML&Co. Subsidiary, enforceable against [the Company and] the ML&Co. Subsidiary in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

          (xii)  Description of Securities, Indenture and STRYPES Agreement.
                 ----------------------------------------------------------
     The Securities, the Indenture and the STRYPES Agreement will conform in all material respects to the respective statements relating thereto contained in the ML&Co. Prospectus and will be in substantially the respective forms filed or incorporated by reference, as the case may be, as exhibits to the ML&Co. Registration Statement.

          (xiii)  Absence of Defaults and Conflicts.  Neither the Company nor
                  ---------------------------------
     any of its subsidiaries is in violation of its charter or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any subsidiary is subject (collectively, "Agreements and Instruments") except for such defaults that would not result in a Material Adverse Effect; and (A) the execution, delivery and performance by the Company of this Agreement, the Indenture, the Securities [and the STRYPES Agreement] and the consummation of the transactions contemplated herein, therein and in the ML&Co. Registration Statement (including the issuance and sale of the Securities and the delivery of shares of Cox Common Stock pursuant thereto and the use of the proceeds from the sale of the Securities as described in the ML&Co. Prospectus under the caption "Supplemental Use of Proceeds") and compliance by the Company with its obligations hereunder and under the Indenture, the Securities [and the STRYPES Agreement] and (B) the execution, delivery and performance by the ML&Co. Subsidiary of the STRYPES Agreement and the consummation of the transactions contemplated therein and compliance by the ML&Co. Subsidiary with its obligations under the STRYPES Agreement have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any subsidiary pursuant to, the Agreements and Instruments (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not result in a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any subsidiary or, to the best of the Company's knowledge, any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any subsidiary or any of their assets, properties or operations. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness of the Company or any subsidiary (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any subsidiary.

          (xiv)  Absence of Labor Dispute.  No labor dispute with the employees
                 ------------------------
     of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent which may reasonably be expected to result in a Material Adverse Effect.

          (xv)  Absence of Proceedings.  There is no action, suit, proceeding,
                ----------------------
     inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any subsidiary, which is required to be disclosed in the ML&Co. Registration Statement (other than as disclosed therein), or which, individually or in the aggregate, might reasonably be expected to result in a Material Adverse Effect, or which, individually or in the aggregate, might reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in this Agreement, the Indenture or the STRYPES Agreement (including the issuance and sale of the Securities and the delivery of shares of Cox Common Stock pursuant thereto) or the performance by the Company of its obligations hereunder or thereunder or the performance by the ML&Co. Subsidiary of its obligations under the STRYPES Agreement; the aggregate of all pending legal or governmental proceedings to which the Company or any subsidiary is a party or of which any of their respective property or assets is the subject which are not described in the ML&Co. Registration Statement, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Material Adverse Effect.

          (xvi)  Exhibits.  There are no contracts or documents which are of a
                 --------
     character required to be described in the ML&Co. Registration Statement, the ML&Co. Prospectus or the documents incorporated by reference therein or to be filed as exhibits thereto which have not been so described or filed as required.

          (xvii)  Possession of Intellectual Property.  The Company and its
                  -----------------------------------
     subsidiaries own or possess, or can acquire on reasonable terms, adequate trademarks, service marks, trade names and other intellectual property (collectively, "Intellectual Property") necessary to carry on the business now operated by them, and neither the Company nor any of its subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of its subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in a Material Adverse Effect.

          (xviii)  Absence of Further Requirements.  No filing with, or
                   -------------------------------
     authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required (A) for the performance by the Company of its obligations under this Agreement [or the STRYPES Agreement] or the consummation by the Company of the transactions contemplated herein [or therein] (including the issuance and sale of the Securities and the delivery of shares of Cox Common Stock pursuant thereto) or for the due execution, delivery or performance of the Indenture by the Company or (B) for the performance by the ML&Co. Subsidiary of its obligations under the STRYPES Agreement or the consummation by the ML&Co. Subsidiary of the transactions contemplated therein, except, in each case, such as have been already obtained or as may be required under the 1933 Act or the 1933 Act Regulations or state securities laws and except for the qualification of the Indenture under the 1939 Act.

          (xix)  Possession of Licenses and Permits.  The Company and the
                 ----------------------------------
     subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them; the Company and its subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a Material Adverse Effect; and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

          (xx)  Title to Property.  The Company and its subsidiaries have good
                -----------------
     and marketable title to all real property owned by the Company and its subsidiaries and good title to all other properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (A) are described in the ML&Co. Prospectus or (B) do not, singly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or any of its subsidiaries; and all of the leases and subleases material to the business of the Company and its subsidiaries, considered as one enterprise, and under which the Company or any of its subsidiaries holds properties described in the ML&Co. Prospectus, are in full force and effect, and neither the Company nor any subsidiary has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or such subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease.

          (xxi)  Compliance with Cuba Act.  The Company has complied with, and
                 ------------------------
     is and will be in compliance with, the provisions of that certain Florida act relating to disclosure of doing business with Cuba, codified as Section
     517.075 of the Florida statutes, and the rules and regulation thereunder (collectively, the "Cuba Act") or is exempt therefrom.

     (b) Representations and Warranties by CEI. CEI represents and warrants to each of the Company and the Underwriter as of the date hereof, as of the Closing Time referred to in Section 2(c) hereof, and as of each Date of Delivery (if any) referred to in Section 2(b) hereof, and agrees with each of the Company and the Underwriter, as follows:

     (i)  Good Standing of CEI. CEI has been duly organized and is validly
          --------------------
     existing as a corporation in good standing under the laws of the State of ________ and has corporate power and authority to enter into and perform its obligations under this Agreement and the STRYPES Agreement.

     (ii)  Delivery of Cox Common Stock.  At the date hereof, CEI is the
           ----------------------------
     sole registered owner of and has all rights in and to at least ____________ shares of Cox Common Stock, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity. If immediately prior to maturity or redemption of the Securities CEI delivers to the ML&Co. Subsidiary shares of Cox Common Stock pursuant to the STRYPES Agreement, upon delivery by CEI to the ML&Co. Subsidiary of such shares of Cox Common Stock pursuant to the STRYPES Agreement, the ML&Co. Subsidiary will be the sole registered owner of the shares of Cox Common Stock so delivered and, assuming the ML&Co. Subsidiary purchased for value in good faith and without notice of any adverse claim, the ML&Co. Subsidiary will have acquired all rights in and to such shares of Cox Common Stock, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity. The delivery of shares of Cox Common Stock to the ML&Co. Subsidiary at maturity or upon redemption of the Securities in accordance with the STRYPES Agreement is not, and at the time of delivery of such shares will not be, subject to any right of first refusal or similar rights of any person pursuant to any contract to which CEI or any of its subsidiaries is a party or by which any of them is bound.

          (iii)  Authorization of Agreement.  This Agreement has been duly
                 --------------------------
     authorized, executed and delivered by CEI.

          (iv)  Authorization of the STRYPES Agreement. The STRYPES Agreement
                --------------------------------------
     has been duly authorized by CEI and, at the Closing Time, will have been duly executed and delivered by CEI and (assuming the due authorization, execution and delivery by [the Company and] the ML&Co. Subsidiary) will constitute a valid and binding agreement of CEI, enforceable against CEI in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law). Amounts received by CEI at Closing Time and at each Date of Delivery, if any, pursuant to the STRYPES Agreement will not be used by CEI for the purpose, whether immediate, incidental or ultimate, of buying or carrying a margin stock, as such terms are defined in Regulation G promulgated by the Board of Governors of the Federal Reserve System.

          (v)  Absence of Defaults and Conflicts. The execution, delivery and
               ---------------------------------
     performance by CEI of this Agreement and the STRYPES Agreement and the consummation by CEI of the transactions contemplated herein and therein and compliance by CEI with its obligations hereunder and thereunder have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or CEI Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of CEI or any of its subsidiaries pursuant to, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument to which CEI or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of CEI or any of its subsidiaries is subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not, singly or in the aggregate, materially and adversely affect the ability of CEI to perform its obligations under this Agreement or the STRYPES Agreement), nor will such action result in any violation of the provisions of the charter or by-laws of CEI or any of its subsidiaries, or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over CEI or any of its subsidiaries or any of their assets, properties or operations (except for such violations that would not, singly or in the aggregate, materially and adversely affect the ability of CEI to perform its obligations under this Agreement or the STRYPES Agreement). As used herein, a "CEI Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by CEI or any of its subsidiaries.

          (vi)  Absence of Further Requirements. No filing with, or
                -------------------------------
     authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the execution, delivery or performance by CEI of this Agreement or the STRYPES Agreement or the consummation by CEI of the transactions contemplated by this Agreement or the STRYPES Agreement, except such as have been already obtained or as may be required under the 1933 Act or the 1933 Act Regulations or state securities laws.

          (vii)  Cox Registration Statement and Prospectus.  CEI is familiar
                 -----------------------------------------
     with the representations and warranties of Cox contained in Section 1(a) of the Registration Agreement and the information included or incorporated by reference in the Cox Registration Statement and the Cox Prospectus and has no reason to believe that (A) the representations and warranties of Cox contained in Section 1(a) of the Registration Agreement are not true and correct, (B) the Cox Registration Statement, any Cox Rule 462(b) Registration Statement or any post-effective amendments thereto, at the respective times the Cox Registration Statement, any Cox Rule 462(b) Registration Statement or any post-effective amendments thereto became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (C) the Cox Prospectus or any amendment or supplement thereto, at the time the Cox Prospectus was issued, at the time any such amended or supplemented prospectus was issued or at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     (c) Officer's Certificates. Any certificate signed by any officer of the Company or any of its subsidiaries delivered to the Underwriter shall be deemed a representation and warranty by the Company to the Underwriter as to the matters covered thereby. Any certificate signed by any officer of CEI or any of its subsidiaries delivered to the Underwriter or the Company shall be deemed a representation and warranty by CEI to the Underwriter or the Company, as the case may be, as to the matters covered thereby.

     SECTION 2.  Sale and Delivery to Underwriter; Closing.
                 -----------------------------------------

     (a) Initial Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to the Underwriter, and the Underwriter agrees to purchase from the Company, at the price per STRYPES set forth in Schedule A, the Initial Securities.

     (b) Option Securities. In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby grants an option to the Underwriter to purchase up to an additional ______ STRYPES at the price per STRYPES set forth in Schedule
A. The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Securities upon notice by the Underwriter to the Company setting forth the number of Option Securities as to which the Underwriter is then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time and date of delivery (a "Date of Delivery") shall be determined by the Underwriter, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Time, as hereinafter defined.

     (c) Payment. Payment of the purchase price for, and delivery of certificates for, the Initial Securities shall be made at the offices of Brown & Wood, One World Trade Center, New York, New York 10048, or at such other place as shall be agreed upon by the Underwriter and the Company, at 10:00 A.M. (Eastern time) on the third (fourth, if the pricing occurs after 4:30 P.M. (Eastern time) on any given day) business day after the date hereof, or such other time not later than ten business days after such date as shall be agreed upon by the Underwriter and the Company (such time and date of payment and delivery being herein called "Closing Time"). In addition, in the event that any or all of the Option Securities are purchased by the Underwriter, payment of the purchase price for, and delivery of certificates for, such Option Securities shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Underwriter and the Company, on each Date of Delivery as specified in the notice from the Underwriter to the Company.

     Payment shall be made to the Company by wire transfer of immediately available funds to a bank account designated by the Company, against delivery to the Underwriter of certificates for the Securities to be purchased by it.

     (d) Denominations; Registration. Certificates for the Initial Securities and the Option Securities, if any, shall be in such denominations and registered in such names as the Underwriter may request in writing at least one full business day before the Closing Time or the relevant Date of Delivery, as the case may be. The certificates for the Initial Securities and the Option Securities, if any, will be made available for examination and packaging by the Underwriter in The City of New York not later than 10:00 A.M. (Eastern time) on the business day prior to the Closing Time or the relevant Date of Delivery, as the case may be.

     SECTION 3.  Covenants.
                 ---------

     (a) Covenants of the Company. The Company covenants with the Underwriter as follows:

          (i) Compliance with Securities Regulations and Commission Requests. The Company, subject to Section 3(a)(ii), will comply with the requirements of Rule 430A or Rule 434, as applicable, and will notify the Underwriter immediately, and confirm the notice in writing, (A) when any post-effective amendment to the ML&Co. Registration Statement shall become effective, or any supplement to the ML&Co. Prospectus or any amended ML&Co. Prospectus shall have been filed, (B) of the receipt of any comments from the Commission, (C) of any request by the Commission for any amendment to the ML&Co. Registration Statement or any amendment or supplement to the ML&Co. Prospectus or for additional information, and (D) of the issuance by the Commission of any stop order suspending the effectiveness of the ML&Co. Registration Statement or of any order preventing or suspending the use of any ML&Co. preliminary prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes. The Company will promptly effect the filings necessary pursuant to Rule 424(b) and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

          (ii) Filing of Amendments.   The Company will give the Underwriter
     notice of its intention to file or prepare any amendment to the ML&Co. Registration Statement (including any filing under Rule 462(b)), any ML&Co. Term Sheet or any amendment, supplement or revision to either the prospectus relating to the offering of the Securities included in the ML&Co. Registration Statement at the time it became effective or to the ML&Co. Prospectus, whether pursuant to the 1933 Act, the 1934 Act or otherwise, will furnish the Underwriter with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Underwriter or counsel for the Underwriter shall reasonably object.

          (iii) Delivery of ML&Co. Registration Statements. The Company has furnished or will deliver to the Underwriter, without charge, signed copies of the ML&Co. Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and signed copies of all consents and certificates of experts. If applicable, the copies of the ML&Co. Registration Statement and each amendment thereto furnished to the Underwriter will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          (iv) Delivery of ML&Co. Prospectuses. The Company has delivered to the Underwriter, without charge, as many copies of each ML&Co. preliminary prospectus as the Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to the Underwriter, without charge, during the period when the ML&Co. Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the ML&Co. Prospectus (as amended or supplemented) as the Underwriter may reasonably request. If applicable, the ML&Co. Prospectus and any amendments or supplements thereto furnished to the Underwriter will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          (v) Continued Compliance with Securities Laws. The Company will comply with the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the ML&Co. Prospectus. If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriter or for the Company, to amend the ML&Co. Registration Statement or amend or supplement the ML&Co. Prospectus in order that the ML&Co. Prospectus will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of either such counsel, at any such time to amend the ML&Co. Registration Statement or amend or supplement the ML&Co. Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to Section 3(a)(ii), such amendment or supplement as may be necessary to correct such statement or omission or to make the ML&Co. Registration Statement or the ML&Co. Prospectus comply with such requirements, and the Company will furnish to the Underwriter such number of copies of such amendment or supplement as the Underwriter may reasonably request.

          (vi) Blue Sky Qualifications. The Company will use its best efforts, in cooperation with the Underwriter, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as the Underwriter may designate and to maintain such qualifications in effect for a period of not less than one year from the later of the effective date of the ML&Co. Registration Statement and any ML&Co. Rule 462(b) Registration Statement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Securities have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the effective date of the ML&Co. Registration Statement and any ML&Co. Rule 462(b) Registration Statement.

          (vii) Rule 158. The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

          (viii) Use of Proceeds. The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the ML&Co. Prospectus under "Supplemental Use of Proceeds."

          (ix) Listing. The Company will use its best efforts to effect the listing of the Securities on the New York Stock Exchange.

          (x) Reporting Requirements. The Company, during the period when the ML&Co. Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

     (b) Covenants of CEI.

          (i) Restriction on Sale of Securities. During a period of 120 days from the date of the Cox Prospectus, CEI will not, without the prior written consent of the Underwriter, (x) offer, sell, contract to sell or otherwise dispose of, directly or indirectly, any shares of Cox Common Stock, securities convertible into, exchangeable for or repayable with shares of Cox Common Stock, or rights or warrants to acquire shares of Cox Common Stock, or (y) cause to be filed any registration statement under the 1933 Act with respect to any shares of Cox Common Stock, securities convertible into, exchangeable for or repayable with shares of Cox Common Stock, or rights or warrants to acquire shares of Cox Common Stock.

          (ii) Purpose Statement. At or prior to Closing Time, CEI will deliver to the ML&Co. Subsidiary a duly executed purpose statement on Form
     F. R. G-3 of the Board of Governors of the Federal Reserve System.

     SECTION 4.  Payment of Expenses.  (a)  Expenses Payable by the Company.
                 -------------------
The Company will pay all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, printing and filing of the ML&Co. Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the preparation, printing and delivery to the Underwriter of this Agreement, the Indenture, the STRYPES Agreement and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities, (iii) the preparation, issuance and delivery of the certificates for the Securities to the Underwriter, (iv) the fees and disbursements of the Company's counsel, accountants and other advisors, (v) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(a)(vi) hereof, including filing fees and the reasonable fees and disbursements of the Company's counsel in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto, (vi) the printing and delivery to the Underwriter of copies of each ML&Co. preliminary prospectus, any ML&Co. Term Sheets and of the ML&Co. Prospectus and any amendments or supplements thereto,
(vii) the preparation, printing and delivery to the Underwriter of copies of the Blue Sky Survey and any supplement thereto, (viii) the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Securities, (ix) any fees payable in connection with the rating of the Securities, (x) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriter in connection with, the review by the National Association of Securities Dealers, Inc. (the "NASD") of the terms of the sale of the Securities and (xi) the fees and expenses incurred in connection with the listing of the Securities on the New York Stock Exchange.

     (b) Expenses Payable by CEI. CEI will pay all expenses incident to the performance of its obligations under this Agreement, including the fees and disbursements of CEI's counsel and advisors.

     (c) Termination of Agreement. If this Agreement is terminated by the Underwriter in accordance with the provisions of Section 5 or Section 9(a)(i) hereof, the Company shall reimburse the Underwriter for all of its out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriter.

     SECTION 5.  Conditions.
                 ----------

     (a) Conditions of Underwriter's Obligations. The obligations of the Underwriter hereunder are subject to the accuracy of the representations and warranties of the Company and CEI contained in Sections 1(a) and 1(b) hereof, respectively, to the accuracy of the representations and warranties of Cox contained in the Registration Agreement, to the accuracy of the statements in certificates of any officer of the Company, Cox or CEI delivered pursuant to the provisions hereof, to the performance by the Company and CEI of their respective covenants and other obligations hereunder, to the performance by Cox of its covenants and other obligations under the Registration Agreement, and to the following further conditions:

          (1) Effectiveness of ML&Co. Registration Statement. The ML&Co. Registration Statement, including any ML&Co. Rule 462(b) Registration Statement, has become effective and at Closing Time no stop order suspending the effectiveness of the ML&Co. Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriter. A prospectus containing the Rule 430A Information shall have been filed with the Commission in accordance with Rule 424(b) (or a post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A) or, if the Company has elected to rely upon Rule 434, an ML&Co. Term Sheet shall have been filed with the Commission in accordance with Rule 424(b).

          (2) Effectiveness of Cox Registration Statement. The Cox Registration Statement, including any Cox Rule 462(b) Registration Statement, has become effective and at Closing Time no stop order suspending the effectiveness of the Cox Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriter.

          (3) Opinion of Counsel for the Company. At Closing Time, the Underwriter shall have received the favorable opinion, dated as of Closing Time, of Brown & Wood, counsel for the Company, in form and substance satisfactory to the Underwriter, to the effect set forth in Exhibit A hereto and to such further effect as the Underwriter may reasonably request.

          (4) Opinion of Counsel for Cox and CEI. At Closing Time, the Underwriter shall have received the favorable opinion, dated as of Closing Time, of Dow, Lohnes & Albertson, counsel for Cox and CEI, in form and substance satisfactory to the Underwriter, to the effect set forth in Exhibit B hereto and to such further effect as the Underwriter may reasonably request.

          (5) Company Officers' Certificate. At Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the ML&Co. Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Underwriter shall have received a certificate of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company, dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1(a) hereof are true and correct with the same force and effect as though expressly made at and as of

     Closing Time, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time, and (iv) no stop order suspending the effectiveness of the ML&Co. Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or are contemplated by the Commission.

          (6) Cox Officers' Certificate. At Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Cox Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of Cox and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Underwriter shall have received a certificate of the President or a Vice President of Cox and of the chief financial or chief accounting officer of Cox, dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties of Cox contained in Section 1(a) of the Registration Agreement are true and correct with the same force and effect as though expressly made at and as of Closing Time, (iii) Cox has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time pursuant to the Registration Agreement, and (iv) no stop order suspending the effectiveness of the Cox Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the best of their knowledge, are pending or are contemplated by the Commission.

          (7) CEI Officer's Certificate. At Closing Time, the Underwriter shall have received a certificate of the President or a Vice President of CEI, dated as of Closing Time, to the effect that (i) the representations and warranties of CEI contained in Section 1(b) hereof are true and correct with the same force and effect as though expressly made at and as of Closing Time and (ii) CEI has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time.

          (8) Company Accountant's Comfort Letter. At the time of the execution of this Agreement, the Underwriter shall have received from Deloitte & Touche LLP a letter dated such date, in form and substance satisfactory to the Underwriter, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the ML&Co. Registration Statement and the ML&Co. Prospectus.

          (9) Cox Accountant's Comfort Letters. At the time of the execution of this Agreement, the Underwriter shall have received from each of Deloitte & Touche LLP and Ernst & Young LLP a letter dated such date, in form and substance satisfactory to the Underwriter, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Cox Registration Statement and the Cox Prospectus.

          (10) Company Bring-down Comfort Letter. At Closing Time, the Underwriter shall have received from Deloitte & Touche LLP a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished by them pursuant to Section 5(a)(8) hereof, except that the "specified date" referred to shall be a date not more than three business days prior to Closing Time.

          (11) Cox Bring-down Comfort Letter. At Closing Time, the Underwriter shall have received from Deloitte & Touche LLP a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished by them pursuant to Section 5(a)(9) hereof, except that the "specified date" referred to shall be a date not more than three business days prior to Closing Time.

          (12) Maintenance of Rating. Since the date of this Agreement, there shall not have occurred a downgrading in the rating assigned to any of the Company's securities by any "nationally recognized statistical rating agency", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the 1933 Act, and no such organization shall have publicly announced that it has under surveillance or review its rating of any of the Company's securities.

          (13) Approval of Listing. At Closing Time, the Securities shall have been approved for listing on the New York Stock Exchange, subject only to official notice of issuance.

          (14) No Objection. The NASD shall not have raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

          (15) Lock-up Agreements. At the date of this Agreement, the Underwriter shall have received an agreement substantially in the form of Exhibit C hereto signed by each of the persons and entities listed on Schedule B hereto.

          (16) Conditions to Purchase of Option Securities. In the event that the Underwriter exercises its option provided in Section 2(b) hereof to purchase all or any portion of the Option Securities, the representations and warranties of the Company and CEI contained herein, the representations and warranties of Cox contained in the Registration Agreement and the statements in any certificates furnished by the Company, Cox or CEI hereunder shall be true and correct as of each Date of Delivery and, at the relevant Date of Delivery, the Underwriter shall have received:

          (A)  Company Officers' Certificate.  A certificate, dated such Date of
               -----------------------------
          Delivery, of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company confirming that the certificate delivered at Closing Time pursuant to
          Section 5(a)(5) hereof is true and correct as of such Date of Delivery.

          (B)  Cox Officers' Certificate.  A certificate, dated such Date of
               -------------------------
          Delivery, of the President or a Vice President of Cox and of the chief financial or chief accounting officer of Cox confirming that the certificate delivered at Closing Time pursuant to Section 5(a)(6) hereof is true and correct as of such Date of Delivery.

          (C)  CEI Officers' Certificate.  A certificate, dated such Date of
               -------------------------
          Delivery, of the President or a Vice President of CEI confirming that the certificate delivered at Closing Time pursuant to Section 5(a)(7) hereof is true and correct as of such Date of Delivery.

          (D)  Opinion of Counsel for the Company.  The favorable opinion of
               ----------------------------------
          Brown & Wood, counsel for the Company, in form and substance satisfactory to the Underwriter, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(a)(3) hereof.

          (E)  Opinion of Counsel for Cox and CEI.  The favorable opinion of
               ----------------------------------
          Dow, Lohnes & Albertson, counsel for Cox and CEI, in form and substance satisfactory to the Underwriter, dated such Date of Delivery, to the same effect as the opinion required by Section 5(a)(4) hereof.

          (F)  Company Bring-down Comfort Letter.  A letter from Deloitte &
               ---------------------------------
          Touche LLP, in form and substance satisfactory to the Underwriter and dated such Date of Delivery, substantially the same in form and substance as the letter furnished to the Underwriter pursuant to
          Section 5(a)(10) hereof, except that the "specified date" in the letter furnished pursuant to this paragraph shall be a date not more than five days prior to such Date of Delivery.

          (G)  Cox Bring-down Comfort Letter.  A letter from Deloitte & Touche
               -----------------------------
          LLP, in form and substance satisfactory to the Underwriter and dated such Date of Delivery, substantially the same in form and substance as the letter furnished to the Underwriter pursuant to Section 5(a)(11) hereof, except that the "specified date" in the letter furnished pursuant to this paragraph shall be a date not more than five days prior to such Date of Delivery.

          (17) Additional Documents. At Closing Time and at each Date of Delivery, counsel for the Underwriter shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, contained herein or in the Registration Agreement; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Underwriter and counsel for the Underwriter.

     (b) Conditions of the Company's Obligations. The obligations of the Company hereunder are subject to the accuracy of the representations and warranties of CEI contained in Section 1(b) hereof, to the accuracy of the representations and warranties of Cox contained in the Registration Agreement, to the accuracy of the statements in certificates of any officer of

Cox or CEI delivered pursuant to the provisions hereof, to the performance by CEI of its covenants and other obligations hereunder, to the performance by Cox of its covenants and other obligations under the Registration Agreement, and to the following further conditions:

          (1) Effectiveness of Cox Registration Statement. The Cox Registration Statement, including any Cox Rule 462(b) Registration Statement, has become effective and at Closing Time no stop order suspending the effectiveness of the Cox Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Company.

          (2) Opinion of Counsel for the Company. At Closing Time, the Company shall have received the favorable opinion, dated as of Closing Time, of Brown & Wood, counsel for the Company, to the same effect as the opinion required by Section 5(a)(3) hereof.

          (3) Opinion of Counsel for Cox and CEI. At Closing Time, the Company shall have received the favorable opinion, dated as of Closing Time, of Dow, Lohnes & Albertson, counsel for Cox and CEI, to the same effect as the opinion required by Section 5(a)(4) hereof.

          (4) Cox Officers' Certificate. At Closing Time, the Company shall have received a certificate of the President or a Vice President of Cox and of the chief financial or chief accounting officer of Cox, dated as of Closing Time, to the same effect as the certificate delivered to the Underwriter pursuant to Section 5(a)(6) hereof.

          (5) CEI Officer's Certificate. At Closing Time, the Company shall have received a certificate of the President or a Vice President of CEI, dated as of Closing Time, to the same effect as the certificate delivered to the Underwriter pursuant to Section 5(a)(7) hereof.

          (6) Cox Accountant's Comfort Letters. At the time of the execution of this Agreement, the Company shall have received from each of Deloitte & Touche LLP and Ernst & Young LLP a letter dated such date, in form and substance satisfactory to the Company, substantially the same in form and substance as the letter delivered to the Underwriter pursuant to Section 5(a)(9) hereof.

          (7) Cox Bring-down Comfort Letter. At Closing Time, the Company shall have received from Deloitte & Touche LLP a letter, dated as of Closing Time, in form and substance satisfactory to the Company, substantially the same in form and substance as the letter delivered to the Underwriter pursuant to Section 5(a)(11) hereof.

          (8) Conditions to Sale of Option Securities. In the event that the Underwriter exercises its option provided in Section 2(b) hereof to purchase all or any portion of the Option Securities, the representations and warranties of CEI contained herein, the representations and warranties of Cox contained in the Registration Agreement and the statements in any certificates furnished by Cox or CEI hereunder shall be true and correct as of each Date of Delivery and, at the relevant Date of Delivery, the Company shall have received:

          (A)  Cox Officers' Certificate.  A certificate, dated such Date of
               -------------------------
          Delivery, of the President or a Vice President of Cox and of the chief financial or chief accounting officer of Cox confirming that the certificate delivered at Closing Time pursuant to Section 5(b)(4) hereof is true and correct as of such Date of Delivery.

          (B)  CEI Officers' Certificate.  A certificate, dated such Date of
               -------------------------
          Delivery, of the President or a Vice President of CEI confirming that the certificate delivered at Closing Time pursuant to Section 5(b)(5) hereof is true and correct as of such Date of Delivery.

          (C)  Opinion of Counsel for the Company.  The favorable opinion, dated
               ----------------------------------
          such Date of Delivery, of Brown & Wood, counsel for the Company, to the same effect as the opinion required by Section 5(a)(16)(D) hereof.

          (D)  Opinion of Counsel for Cox and CEI.  The favorable opinion, dated
               ----------------------------------
          such Date of Delivery, of Dow, Lohnes & Albertson, counsel for Cox and CEI, to the same effect as the opinion required by Section 5(a)(16)(E) hereof.

          (E)  Cox Bring-down Comfort Letter.  A letter from Deloitte & Touche
               -----------------------------
          LLP, in form and substance satisfactory to the Company and dated such Date of Delivery, substantially the same in form and substance as the letter furnished to the Underwriter pursuant to Section 5(a)(16)(G) hereof.

     (c) Termination of Agreement. If any condition specified in subsection (a) of this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of Option Securities on a Date of Delivery which is after the Closing Time, the obligations of the Underwriter to purchase the relevant Option Securities, may be terminated by the Underwriter by notice to the Company and CEI at any time at or prior to Closing Time or such Date of Delivery, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6, 7 and 8 shall survive any such termination and remain in full force and effect. If any condition specified in subsection (b) of this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the sale of Option Securities on a Date of Delivery which is after the Closing Time, the obligations of the Company to sell the relevant Option Securities, may be terminated by the Company by notice to the Underwriter and CEI at any time at or prior to Closing Time or such Date of Delivery, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6, 7 and 8 shall survive any such termination and remain in full force and effect.

     SECTION 6.  Indemnification.
                 ---------------

     (a) Indemnification of the Underwriter by the Company. The Company agrees to indemnify and hold harmless the Underwriter and each person, if any, who controls the Underwriter within the meaning of Section 15 of the 1933 Act or
Section 20 of the 1934 Act as follows:

          (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the ML&Co. Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any ML&Co. preliminary prospectus or the ML&Co. Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, referred to under (i) above; provided that (subject to Section 6(e) below) any such settlement is effected with the written consent of the Company; and

          (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by the Underwriter), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, referred to under (i) above, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by the Underwriter expressly for use in the ML&Co. Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any ML&Co. preliminary prospectus or the ML&Co. Prospectus (or any amendment or supplement thereto).

     Insofar as this indemnity agreement may permit indemnification for liabilities under the 1933 Act of any person who controls an underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and who, at the date of this Agreement, is a director or officer of the Company or controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, such indemnity agreement is subject to the undertaking of the Company in the ML&Co. Registration Statement under Item 17 thereof.

     (b) Indemnification of the Underwriter and the Company by CEI. CEI agrees to indemnify and hold harmless (1) the Underwriter and each person, if any, who controls the Underwriter within the meaning of Section 15 of the 1933 Act or
Section 20 of the 1934 Act and (2) the Company and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, as follows:

          (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Cox Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any Cox preliminary prospectus or the Cox Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, referred to under (i) above; provided that (subject to Section 6(e) below) any such settlement is effected with the written consent of CEI; and

          (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by the Underwriter or the Company, as the case may be), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, referred to under (i) above, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to (A) any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to Cox by the Underwriter expressly for use in the Cox Registration Statement (or any amendment thereto), or any Cox preliminary prospectus or the Cox Prospectus (or any amendment or supplement thereto) or (B) any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to Cox by the Company expressly for use in the Cox Registration Statement (or any amendment thereto), or any Cox preliminary prospectus or the Cox Prospectus (or any amendment or supplement thereto).

     (c) Indemnification of the Company, Directors and Officers. The Underwriter agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the ML&Co. Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the ML&Co. Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any ML&Co. preliminary prospectus or the ML&Co. Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by the Underwriter expressly for use in the ML&Co. Registration Statement (or any amendment thereto) or such ML&Co. preliminary prospectus or the ML&Co. Prospectus (or any amendment or supplement thereto).

     (d) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) or clause (1) of Section 6(b) above, counsel to the indemnified parties shall be selected by the Underwriter, and, in the case of parties indemnified pursuant to clause (2) of Section 6(b) or Section 6(c) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

     (e) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(ii) and 6(b)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement .

     SECTION 7.  Contribution.
                 ------------

     (a) If the indemnification provided for in Sections 6(a) and 6(c) is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then the Company and the Underwriter shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriter on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Underwriter on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriter on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company and the total underwriting discount received by the Underwriter, in each case as set forth on the cover of the ML&Co. Prospectus, or, if Rule 434 is used, the corresponding location on the ML&Co. Term Sheet, bear to the aggregate initial public offering price of the Securities as set forth on such cover. The relative fault of the Company on the one hand and the Underwriter on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     Notwithstanding the provisions of this Section 7(a), the Underwriter shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which the Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

     The Company and the Underwriter agree that it would not be just and equitable if contribution pursuant to this Section 7(a) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7(a). The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7(a) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

     No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     For purposes of this Section 7(a), each person, if any, who controls the Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Underwriter, and each director of the Company, each officer of the Company who signed the ML&Co. Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company.

     (b) If the indemnification provided for in Section 6(b) hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then CEI on the one hand and the Underwriter and the Company on the other hand shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred,
(i) in such proportion as is appropriate to reflect the relative benefits received by CEI on the one hand and by the Underwriter and the Company on the other hand from the offering of the Securities pursuant to this Agreement or
(ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of CEI on the one hand and of the Underwriter and the Company on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations. The relative benefits received from the offering of the Securities pursuant to this Agreement shall be deemed to be such that the Underwriter and the Company shall be responsible for that portion of the aggregate amount of such losses, liabilities, claims, damages and expenses represented by the percentage that the total underwriting discount received by the Underwriter, as set forth on the cover of the ML&Co. Prospectus, or, if Rule 434 is used, the corresponding location on the ML&Co. Term Sheet, bears to the aggregate initial public offering price of the Securities as set forth on such cover and CEI shall be responsible for the balance. The relative fault of CEI on the one hand and the Underwriter and the Company on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by CEI or Cox on the one hand or by the Underwriter or the Company on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     Notwithstanding the provisions of this Section 7(b), the Underwriter and the Company shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by the Underwriter and distributed to the public were offered to the public exceeds the amount of any damages which the Underwriter and the Company have otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

     CEI, the Underwriter and the Company agree that it would not be just and equitable if contribution pursuant to this Section 7(b) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7(b). The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7(b) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

     No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     For purposes of this Section 7(b), each person, if any, who controls the Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Underwriter, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company.

     SECTION 8.  Representations, Warranties and Agreements to Survive Delivery.
                 --------------------------------------------------------------
All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company, Cox or CEI submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Underwriter or controlling person, or by or on behalf of the Company or CEI, and shall survive delivery of the Securities to the Underwriter.

     SECTION 9.  Termination of Agreement.
                 ------------------------

     (a) Termination; General. The Underwriter may terminate this Agreement, by notice to the Company and CEI, at any time at or prior to Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the ML&Co. Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has been, since the time of execution of this Agreement, or since the respective dates as of which information is given in the Cox Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of Cox and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (iii) if there has occurred any material adverse change in the financial markets in the United States, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Underwriter, impracticable to market the Securities or to enforce contracts for the sale of the Securities, or (iv) if trading in any securities of the Company or in the Cox Common Stock has been suspended or limited by the Commission or the New York Stock Exchange, or if trading generally on the American Stock Exchange or the New York Stock Exchange or in the Nasdaq National Market has been suspended or limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the NASD or any other governmental authority, or
(v) if a banking moratorium has been declared by either federal or New York authorities.

     (b) Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7 and 8 shall survive such termination and remain in full force and effect.

     SECTION 10.  Notices.  All notices and other communications hereunder shall
                  -------
be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriter shall be directed to it at North Tower, World Financial Center, New York, New York 10281-1201, attention of Douglas Squires, Managing Director; notices to the Company shall be directed to it at 100 Church St., 12th Floor, New York, New York 10007, attention of the Secretary, with a copy to the Treasurer at World Financial Center, South Tower, New York, New York 10080-6107; and notices to CEI shall be directed to it at 1400 Lake Hearn Drive, Atlanta, Georgia 30319, attention of ____________.

     SECTION 11.  Parties.  This Agreement shall each inure to the benefit of
                  -------
and be binding upon each of the Underwriter, the Company and CEI and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the parties hereto and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties hereto and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from the Underwriter shall be deemed to be a successor by reason merely of such purchase.

     SECTION 12.  GOVERNING LAW AND TIME.  THIS AGREEMENT SHALL BE GOVERNED BY
                  ----------------------
AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

     SECTION 13.  Effect of Headings.  The Article and Section headings herein
                  ------------------
and the Table of Contents are for convenience only and shall not affect the construction hereof.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Underwriter, the Company and CEI in accordance with its terms.

                                    Very truly yours,

                                    MERRILL LYNCH & CO., INC.



                                    By_________________________________
                                     Name:
                                      Title:


                                    COX ENTERPRISES, INC.



                                    By_________________________________
                                      Name:
                                      Title:



CONFIRMED AND ACCEPTED,
  as of the date first above written:


MERRILL LYNCH, PIERCE, FENNER & SMITH
            INCORPORATED



By__________________________________
         Authorized Signatory

                                   SCHEDULE A


                            MERRILL LYNCH & CO. INC

                        ____% STRYPES/SM/ DUE ____, 1999



          1. The initial public offering price of the Securities shall be $__________ per STRYPES.

          2. The purchase price for the Securities to be paid by the Underwriter shall be $___________ per STRYPES, being an amount equal to the initial public offering price set forth above less $_______ per STRYPES.

          3. The "Threshold Appreciation Price" with respect to the Securities shall be $________.











__________________________
/SM/  Service mark of Merrill Lynch & Co., Inc.






                                   Sch A - 1

                                  [SCHEDULE B]






               [List of persons and entities subject to lock-up]








                                   Sch B - 1

                                                                       Exhibit A



                      FORM OF OPINION OF COMPANY'S COUNSEL
                          TO BE DELIVERED PURSUANT TO
                                SECTION 5(a)(3)



       (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.

       (ii) The Company has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the ML&Co. Prospectus and to enter into and perform its obligations under the Underwriting Agreement.

       (iii) The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

       (iv) Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the ML&Co. Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in the State of New York; all of the issued and outstanding capital stock of MLPF&S has been duly authorized and validly issued, is fully paid and non-assessable and, to the best of our knowledge, is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock of MLPF&S was issued in violation of the preemptive or similar rights of any securityholder of MLPF&S.

       (v) The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

       (vi) The Indenture has been duly authorized, executed and delivered by the Company and (assuming the due authorization, execution and delivery thereof by the Trustee) constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

       (vii) The Securities are in the form contemplated by the Indenture, have been duly authorized by the Company and, assuming that the Securities have been duly authenticated by the Trustee in the manner described in its certificate delivered to you today (which fact such counsel need not determine by an inspection of the Securities), the Securities have been duly executed, issued and delivered by the Company and constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and will be entitled to the benefits of the Indenture.

       (viii) The STRYPES Agreement has been duly authorized, executed and delivered by [the Company and] the ML&Co. Subsidiary and (assuming the due authorization, execution and delivery thereof by CEI) constitutes a valid and binding agreement of [the Company and] the ML&Co. Subsidiary, enforceable against [the Company and] the ML&Co. Subsidiary in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

       (ix) The Indenture has been duly qualified under the 1939 Act.

       (x) The Securities, the Indenture and the STRYPES Agreement conform in all material respects as to legal matters to the descriptions thereof contained in the ML&Co. Prospectus.

       (xi) The ML&Co. Registration Statement, including any ML&Co. Rule 462(b) Registration Statement, has been declared effective under the 1933 Act; any required filing of the ML&Co. Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and, to the best of our knowledge, no stop order suspending the effectiveness of the ML&Co. Registration Statement or any ML&Co. Rule 462(b) Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or threatened by the Commission.

       (xii) The ML&Co. Registration Statement, including any ML&Co. Rule 462(b) Registration Statement, the Rule 430A Information and the Rule 434 Information, as applicable, the ML&Co. Prospectus, excluding the documents incorporated by reference therein, and each amendment or supplement to the ML&Co. Registration Statement and ML&Co. Prospectus, excluding the documents incorporated by reference therein, as of their respective effective or issue dates (other than the financial statements and supporting schedules included therein or omitted therefrom, and the Trustee's Statement of Eligibility on Form T-1 (the "Form T-1"), as to which we need express no opinion) complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.

       (xiii) The documents incorporated by reference in the ML&Co. Prospectus (other than the financial statements and supporting schedules included therein or omitted therefrom, as to which we need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the 1933 Act or the 1934 Act, as applicable, and the rules and regulations of the Commission thereunder.

       (xiv) The Cox Registration Statement, including any Cox Rule 462(b) Registration Statement, has been declared effective under the 1933 Act; any required filing of the Cox Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and, to the best of our knowledge, no stop order suspending the effectiveness of the Cox Registration Statement or any Cox Rule 462(b) Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or threatened by the Commission.

       (xv) The Cox Registration Statement, including any Cox Rule 462(b) Registration Statement, the Cox Prospectus, excluding the documents incorporated by reference therein, and each amendment or supplement to the Cox Registration Statement and Cox Prospectus, excluding the documents incorporated by reference therein, as of their respective effective or issue dates (other than the financial statements and supporting schedules included therein or omitted therefrom, as to which we need express no opinion) complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.

       (xvi) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign (other than under the 1933 Act and the 1933 Act Regulations, which have been obtained, or as may be required under the securities or blue sky laws of the various states and except for the qualification of the Indenture under the 1939 Act, as to which we need express no opinion) is necessary or required in connection with the due authorization, execution and delivery of the Underwriting Agreement by the Company or the due execution, delivery or performance of the Indenture [or the STRYPES Agreement] by the Company or for the offering, issuance, sale or delivery of the Securities or for the due execution, delivery or performance of the STRYPES Agreement by the ML&Co. Subsidiary.

       (xvii) (A) The execution, delivery and performance by the Company of the Underwriting Agreement, the Indenture, the Securities [and the STRYPES Agreement] and the consummation by the Company of the transactions contemplated in the Underwriting Agreement, [the STRYPES Agreement] and in the ML&Co. Registration Statement (including the issuance and sale of the Securities and the delivery of shares of Cox Common Stock pursuant thereto and the use of the proceeds from the sale of the Securities as described in the ML&Co. Prospectus under the caption "Supplemental Use of Proceeds") and compliance by the Company with its obligations under the Underwriting Agreement, the Indenture, the Securities [and the STRYPES Agreement] and (B) the execution, delivery and performance by the ML&Co. Subsidiary of the STRYPES Agreement and the consummation by the ML&Co. Subsidiary of the transactions contemplated therein and compliance by the ML&Co. Subsidiary with its obligations under the STRYPES Agreement do not and will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined in Section 1(a)(xiii) of the Underwriting Agreement) under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any subsidiary pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument, known to us, to which the Company or any subsidiary is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any subsidiary is subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not have a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any subsidiary, or any applicable law, statute, rule, regulation, judgment, order, writ or decree, known to us, of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any subsidiary or any of their respective properties, assets or operations.

       We have participated in conferences with officers and representatives of the Company and Cox, representatives of the independent accountants of the Company and Cox, and the Underwriter at which the contents of the ML&Co. Registration Statement and Prospectus, the contents of the Cox Registration Statement and Prospectus and related matters were discussed and, although we are not passing upon or assuming responsibility for the accuracy, completeness or fairness of the statements contained or incorporated by reference in said Registration Statements and Prospectuses and have made no independent check or verification thereof, on the basis of the foregoing, nothing has come to our attention that would lead us to believe (i) that the ML&Co. Registration Statement or any amendment thereto, including the Rule 430A Information and Rule 434 Information (if applicable), (except for financial statements and schedules and other financial data included or incorporated by reference therein or omitted therefrom and the Form T-1, as to which we need make no statement), at the time such ML&Co. Registration Statement or any such amendment became effective or at the date of the Underwriting Agreement, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the ML&Co. Prospectus or any amendment or supplement thereto (except for financial statements and schedules and other financial data included or incorporated by reference therein or omitted therefrom, as to which we need make no statement), at the time the ML&Co. Prospectus was issued, at the time any such amended or supplemented prospectus was issued or at the Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (ii) that the Cox Registration Statement or any amendment thereto, (except for financial statements and schedules and other financial data included or incorporated by reference therein or omitted therefrom, as to which we need make no statement), at the time such Cox Registration Statement or any such amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Cox Prospectus or any amendment or supplement thereto (except for financial statements and schedules and other financial data included or incorporated by reference therein or omitted therefrom, as to which we need make no statement), at the time the Cox Prospectus was issued, at the time any such amended or supplemented prospectus was issued or at the Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

  In rendering such opinion, such counsel may rely as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company and public officials.

                                                     Exhibit B



                        FORM OF OPINION OF COX'S COUNSEL
                          TO BE DELIVERED PURSUANT TO
                                SECTION 5(a)(4)


       (i) Cox has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Cox Prospectus and to enter into and perform its obligations under the Registration Agreement and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

       (ii) CEI has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation and has corporate power and authority to enter into and perform its obligations under the Underwriting Agreement and the STRYPES Agreement.

       (iii) The shares of issued and outstanding capital stock of Cox have been duly authorized and validly issued and are fully paid and non-assessable; and none of the outstanding shares of capital stock of Cox was issued in violation of the preemptive or other similar rights of any securityholder of Cox.

       (iv) CEI is the sole registered owner of and has all rights in and to at least _____________ shares of Cox Common Stock, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

       [(v)If immediately prior to maturity or redemption of the Securities CEI delivers to the ML&Co. Subsidiary shares of Cox Common Stock pursuant to the STRYPES Agreement, upon delivery by CEI to the ML&Co. Subsidiary of such shares of Cox Common Stock pursuant to the STRYPES Agreement, the ML&Co. Subsidiary will be the sole registered owner of the shares of Cox Common Stock so delivered and, assuming the ML&Co. Subsidiary purchased for value in good faith and without notice of any adverse claim, the ML&Co. Subsidiary will have acquired all rights in and to such shares of Cox Common Stock, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.]

       (vi) Each Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the

  Cox Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect; except as otherwise disclosed in the Cox Registration Statement, all of the issued and outstanding capital stock of each Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and, to the best of our knowledge, is owned by Cox, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock of any Subsidiary was issued in violation of the preemptive or similar rights of any securityholder of such Subsidiary.

       (vii) The Registration Agreement has been duly authorized, executed and delivered by Cox.

       (viii) The Underwriting Agreement has been duly authorized, executed and delivered by CEI.

       (ix) The STRYPES Agreement has been duly authorized, executed and delivered by CEI and (assuming the due authorization, execution and delivery thereof by the other parties thereto) constitutes a valid and binding agreement of CEI, enforceable against CEI in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

       (x) The Cox Registration Statement, including any Cox Rule 462(b) Registration Statement, has been declared effective under the 1933 Act; any required filing of the Cox Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and, to the best of our knowledge, no stop order suspending the effectiveness of the Cox Registration Statement or any Cox Rule 462(b) Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or threatened by the Commission.

       (xi) The Cox Registration Statement, including any Cox Rule 462(b) Registration Statement, the Cox Prospectus, excluding the documents incorporated by reference therein, and each amendment or supplement to the Cox Registration Statement and Cox Prospectus, excluding the documents incorporated by reference therein, as of their respective effective or issue dates (other than the financial statements and supporting schedules included therein or omitted therefrom, as to which we need express no opinion) complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.


       (xii) The documents incorporated by reference in the Cox Prospectus (other than the financial statements and supporting schedules included therein or omitted therefrom, as to which we need express no opinion), when they [became effective or] were filed with the Commission,

  [as the case may be,] complied as to form in all material respects with the requirements of [the 1933 Act or] the 1934 Act [, as applicable,] and the rules and regulations of the Commission thereunder.

       (xiii) The form of certificate used to evidence the Cox Common Stock complies in all material respects with all applicable statutory requirements, with any applicable requirements of the charter and by-laws of Cox and the requirements of the New York Stock Exchange.

       (xiv) To the best of our knowledge, there is not pending or threatened any action, suit, proceeding, inquiry or investigation, to which Cox or any subsidiary is a party, or to which the property of Cox or any subsidiary is subject, before or brought by any court or governmental agency or body, domestic or foreign, (including the U.S. Federal Communications Commission ("FCC")) which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in the Registration Agreement or the performance by Cox of its obligations thereunder.

       (xv) The information in the Prospectus under "Business--Legislation and Regulation", "Certain Transactions" and "Description of Capital Stock", and in the Registration Statement under Items 14 and 15, to the extent that it constitutes matters of law, summaries of legal matters, Cox's charter and bylaws or legal proceedings, or legal conclusions, has been reviewed by us and is correct in all material respects.

       (xvi) To the best of our knowledge, there are no statutes or regulations, and no legal or governmental proceedings pending or threatened to which Cox or any of its subsidiaries is a party or to which any of the properties of Cox or any of its subsidiaries is subject, that are required to be described in the Cox Prospectus that are not described as required.

       (xvii) All descriptions in the Cox Registration Statement of contracts and other documents to which Cox or its subsidiaries are a party are accurate in all material respects; to the best of our knowledge, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Cox Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto, and the descriptions thereof or references thereto are correct in all material respects.

       (xviii) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, (including the FCC) (other than under the 1933 Act and the 1933 Act Regulations, which have been obtained, or as may be required under the securities or blue sky laws of the various states, as to which we need express no opinion) is necessary or required in connection with the due authorization, execution, and delivery by Cox of the Registration Agreement or the performance by Cox of its obligations thereunder.

       (xix) The execution, delivery and performance of the Registration Agreement and the consummation of the transactions contemplated in the Registration Agreement and in the Cox

  Registration Statement and compliance by Cox with its obligations under the Registration Agreement do not and will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined in Section [1(a)(xi)] of the Registration Agreement) under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of Cox or any subsidiary pursuant to, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument, known to us, to which Cox or any subsidiary is a party or by which it or any of them may be bound, or to which any of the property or assets of Cox or any subsidiary is subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not have a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter or by-laws of Cox or any subsidiary, or any applicable law, statute, rule, regulation, judgment, order, writ or decree, known to us, of any government, government instrumentality or court, domestic or foreign, having jurisdiction over Cox or any subsidiary or any of their respective properties, assets or operations.

       (xx) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency (including the FCC) (other than under the 1933 Act and the 1933 Act Regulations, which have been obtained, or as may be required under the securities or blue sky laws of the various states, as to which we need express no opinion) is necessary or required in connection with the due authorization, execution and delivery by CEI of the Underwriting Agreement or the STRYPES Agreement or the performance by CEI of its obligations thereunder.

       (xxi) The execution, delivery and performance by CEI of the Underwriting Agreement and the STRYPES Agreement and the consummation by CEI of the transactions contemplated therein and compliance by CEI with its obligations thereunder have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default or CEI Repayment Event under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of CEI or any of its subsidiaries pursuant to, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument, known to us, to which CEI or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of CEI or any of its subsidiaries is subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not, singly or in the aggregate, materially and adversely affect the ability of CEI to perform its obligations under the Underwriting Agreement or the STRYPES Agreement), nor will such action result in any violation of the provisions of the charter or by-laws of CEI or any of its subsidiaries, or any applicable law, statute, rule, regulation, judgment, order, writ or decree, known to us, of any government, government instrumentality or court, domestic or foreign, having jurisdiction over CEI or any of its subsidiaries or any of their respective assets, properties or operations (except for such violations that would not, singly or in the aggregate, materially and adversely affect the ability of CEI to perform its obligations under the Underwriting Agreement or the STRYPES Agreement).

       (xxii) Cox has been granted and presently holds the FCC authorizations necessary for Cox to conduct its business as presently conducted or proposed to be conducted, except such as would not have, singly or in the aggregate with all such other authorizations that have not been granted or are not presently held, a Material Adverse Effect; such FCC authorizations are valid and in full force and effect, except when the invalidity of such authorizations or the failure of such authorizations to be in full force and effect would not have a Material Adverse Effect; and to our knowledge, no proceedings to revoke or modify any of such FCC authorizations are pending or threatened.

       (xxiii)To our knowledge after due inquiry, we are of the opinion that Cox is not, nor with the giving of notice or lapse of time or both would be, in violation of any judgment, injunction, order or decree of the FCC other than those that would not have, singly or in the aggregate with all such other violations, a Material Adverse Effect.

       (xxiv)The execution, delivery and performance of the Registration Agreement by Cox, and the execution, delivery and performance of the Underwriting Agreement and the STRYPES Agreement by CEI, do not violate the Communications Act of 1934, as amended, or any rules or the regulations thereunder binding on Cox, CEI or their respective subsidiaries or any order, writ, judgment, injunction, decree or award of the FCC binding on Cox, CEI or their respective subsidiaries of which we have knowledge after due inquiry.

       (xxv)The execution, delivery and performance of the STRYPES Agreement does not constitute the transfer or assignment, directly or indirectly, of any license existing as of the date hereof issued by the FCC in connection with the operations of Cox or the transfer of control of Cox within the meaning of
  Section 310(d) of the Communications Act of 1934, as amended.

       (xxvi) Cox is not an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the 1940 Act.

       We have participated in conferences with officers and representatives of Cox, representatives of the independent accountants of Cox, and the Underwriter at which the contents of the Cox Registration Statement and the Cox Prospectus and related matters were discussed and, although we are not passing upon or assuming responsibility for the accuracy, completeness or fairness of the statements contained or incorporated by reference in the Cox Registration Statement and the Cox Prospectus and have made no independent check or verification thereof except as described in paragraph (xv) above, on the basis of the foregoing, nothing has come to our attention that would lead us to believe that the Cox Registration Statement or any amendment thereto (except for financial statements and schedules and other financial data included or incorporated by reference therein or omitted therefrom, as to which we need make no statement), at the time such Cox Registration Statement or any such amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Cox Prospectus or any amendment or supplement thereto (except for financial statements and schedules and other financial data included or incorporated by reference therein or omitted therefrom, as to which we need make no statement), at the time the Cox Prospectus was issued, at the time any such amended or supplemented prospectus was issued or at the Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

       [In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws other than the laws of the State of New York, the corporate laws of the State of Delaware or the federal laws of the United States of America, to the extent such counsel deems proper and specified in such opinion, upon the opinion of other counsel whom such counsel believes to be reliable, provided that such counsel furnishes copies thereof to the Underwriter and states that such opinion of such local counsel is satisfactory in form and substance and the Underwriter and counsel for the Underwriter are entitled to rely thereon, and (B) as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of Cox, CEI and public officials. As used in this Exhibit B, the terms "Material Adverse Effect", "Subsidiary" and "Subsidiaries" shall have the meanings ascribed to them in the Registration Agreement.]

               [FORM OF LOCK-UP FROM DIRECTORS, OFFICERS OR OTHER
                   STOCKHOLDERS PURSUANT TO SECTION 5(a)(15)]

                                                                       Exhibit C

                                 ___________, 1996


Merrill Lynch, Pierce, Fenner & Smith
Incorporated,
North Tower
World Financial Center
New York, New York  10281-1209

  Re:  Proposed Public Offering of STRYPES by Merrill Lynch & Co. Inc.
       ---------------------------------------------------------------

Ladies and Gentlemen:

  The undersigned, a stockholder [and an officer and/or director] of Cox Communications, Inc., a Delaware corporation (the "Company"), understands that Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") proposes to enter into an Underwriting Agreement (the "Underwriting Agreement") with Merrill Lynch & Co., Inc. ("ML&Co.") and Cox Enterprises, Inc. providing for the public offering of ML&Co.'s Structured Yield Product Exchangeable for Stock/sm/, __% STRYPES/sm/ due _________, 1999, payable at maturity or upon redemption with shares of Class A Common Stock, par value $1.00 per share (the "Cox Common Stock"), of the Company. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with Merrill Lynch that, during a period of 120 days from the date of the Underwriting Agreement, the undersigned will not, without the prior written consent of Merrill Lynch, offer, sell, contract to sell or otherwise dispose of, directly or indirectly, any shares of Cox Common Stock or any securities convertible into, exchangeable for or repayable with shares of Cox Common Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or cause to be filed any registration statement under the Securities Act of 1933, as amended, with respect to any of the foregoing.

                                    Very truly yours,



                                    Signature:

                                    Print Name:





                                      C-1